UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2020
Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8403 Colesville Road
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 27, 2020, Discovery, Inc. ("Discovery") released its earnings for the quarter ended December 31, 2019. A copy of Discovery's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events

Discovery's Board of Directors has authorized additional stock purchases of up to $2 billion. Under this stock authorization, management is authorized to purchase shares from time to time through open market purchases at prevailing prices or privately negotiated purchases subject to market conditions and other factors.

Item 9.01.    Financial Statements and Exhibits

99.1     Press Release dated February 27, 2020

101.INS        Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

101.SCH    Inline XBRL Taxonomy Extension Schema Document

101.CAL    Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF    Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB    Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE        Inline XBRL Taxonomy Extension Presentation Linkbase Document

104        Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery, Inc.

Date: February 27, 2020	By:	/s/ Gunnar Wiedenfels
Gunnar Wiedenfels
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.        Description

EX-99.1     Press Release dated February 27, 2020

101.INS        Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

101.SCH    Inline XBRL Taxonomy Extension Schema Document

101.CAL    Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF    Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB    Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE        Inline XBRL Taxonomy Extension Presentation Linkbase Document

104        Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)